                                                                                                   EXHIBIT 99.1

[GOLDMAN
 SACHS
 LOGO]

                                       GSAMP 2003-FM1 AS OF FEB 28, 2003       12:27 WEDNESDAY, MARCH 5, 2003 1
                                            PORTFOLIO SUMMARY REPORT
                                        PREPARED BY GOLDMAN, SACHS & CO.

_______________________________________________________________________________________________________________
PG   POOL CLASSIFICATION                    LOANS    PRINCIPAL BALANCE    CURR WAC     AM WAM      WAM      AGE
---------------------------------------------------------------------------------------------------------------
0001 ALL                                    2,251    $442,678,266.71       7.623       354.95   355.03     2.52
---------------------------------------------------------------------------------------------------------------
*** TOTALS ***                              2,251    $442,678,266.71
_______________________________________________________________________________________________________________

Disclaimer:

Copyright 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN
 SACHS
 LOGO]

PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                                              MARCH 5, 2003  12:27  PAGE 0001
ALL                   ALL

 __________________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|    WAM|  PP WAM|   AGE|1ST CAP|PER CAP|MAXRATE|   MTR|MARGIN| OLTV| FICO  |
|------|------------------|---------|---------|--------|-------|--------|------|-------|-------|-------|------|------|-----|-------|
| 2,251|   $442,678,266.71|    7.623|   357.55|  354.95| 355.03|   22.71|  2.52|  2.257|  1.128| 14.859| 21.79| 6.987|80.10|615.292|
|______|__________________|_________|_________|________|_______|________|______|_______|_______|_______|______|______|_____|_______

 __________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE                |ORIG TERM                |1 REM TERM             |AM WAM               |
|------------------------|---------------------------------|-------------------------|-----------------------|---------------------|
| 5.50- 5.99%        2.82| $25,000 - $50,000           0.14|121 - 180 Mths       1.22|121 - 180 Mths     1.22|121 - 180 Mths   1.06|
| 6.00- 6.49%        8.41| $50,000 - $100,000          6.90|181 - 240 Mths       0.19|181 - 240 Mths     0.19|181 - 240 Mths   0.24|
| 6.50- 6.99%       26.42| $100,000 - $150,000        14.27|241 - 300 Mths       0.04|241 - 300 Mths     0.04|241 - 300 Mths   0.14|
| 7.00- 7.49%       11.17| $150,000 - $200,000        17.73|301 - 360 Mths      98.55|301 - 360 Mths    98.55|301 - 360 Mths  98.56|
| 7.50- 7.99%       18.73| $200,000 - $250,000        16.88|                         |                       |                     |
| 8.00- 8.49%       10.71| $250,001 - $275,000         6.49|                         |                       |                     |
| 8.50- 8.99%       12.11| $275,001 - $350,000        16.60|                         |                       |                     |
| 9.00- 9.49%        4.35| $350,001 - $450,000        11.36|                         |                       |                     |
| 9.50- 9.99%        2.87| $450,001 - $550,000         6.04|                         |                       |                     |
|10.00-10.99%        1.67| $550,001 - $650,000         2.68|                         |                       |                     |
|11.00-12.49%        0.73| $650,001 - $750,000         0.92|                         |                       |                     |
|12.50-12.99%        0.01|                                 |                         |                       |                     |
|                        |                                 |                         |                       |                     |
|                        |                                 |                         |                       |                     |
|________________________|_________________________________|_________________________|_______________________|_____________________|

 __________________________________________________________________________________________________________________________________
|GEOGRAPHY           |CITY             |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|--------------------|-----------------|---------------|------------------------------|-------------------------|------------------|
|California     51.20|LOS ANGE     2.51|92881      0.68|SINGLE FAMILY            86.14|CASHOUT REFI        62.04| 0.01-50.00   1.89|
|Florida         9.40|SAN JOSE     1.63|94513      0.61|2-4 FAMILY                7.76|PURCHASE            33.64| 50.01-60.0   3.71|
|New York        6.57|CHICAGO      1.42|92677      0.52|CONDO                     5.78|RATE/TERM REFI       4.33| 60.01-70.0   8.28|
|Illinois        3.89|CORONA       1.41|94509      0.50|MANUFACTURED HOUSING      0.32|                         | 70.01-75.0   9.07|
|New Jersey      3.44|MIAMI        1.24|94591      0.43|                              |                         | 75.01-80.0  38.44|
|Colorado        3.18|LONG BEA     1.07|95127      0.43|                              |                         | 80.01-85.0  10.84|
|Massachuset     1.95|SAN DIEG     0.91|92656      0.43|                              |                         | 85.01-90.0  23.24|
|Connecticut     1.87|SACRAMEN     0.83|92557      0.42|                              |                         | 90.01-95.0   1.81|
|Arizona         1.85|ANTIOCH      0.78|92688      0.34|                              |                         | 97.01-100.   2.73|
|Maryland        1.83|RIVERSID     0.78|93955      0.32|                              |                         |                  |
|*More*         14.82|*More*      87.45|*More*    95.32|                              |                         |                  |
|____________________|_________________|_______________|______________________________|_________________________|__________________|

 ______________________________________________________________________________
|OCCUPANCY        |FICO          |DOC               |PREPAY MONTHS  |LIEN      |
|-----------------|--------------|------------------|---------------|----------|
|OWNER OCCU  92.23|Missing   0.12|Full         63.54|    0      4.30| 1  100.00|
|NON-OWNER    6.52|500-519   4.67|Stated       28.96|   12      2.69|          |
|SECOND HOM   1.25|520-539   6.26|Easy          7.50|   24     73.13|          |
|                 |540-559   6.77|                  |   30      0.34|          |
|                 |560-579  10.61|                  |   36     19.01|          |
|                 |580-619  23.64|                  |   60      0.53|          |
|                 |620-649  21.71|                  |               |          |
|                 |650-699  18.73|                  |               |          |
|                 |700-749   5.11|                  |               |          |
|                 |750-799   2.27|                  |               |          |
|                 |800+      0.11|                  |               |          |
|                 |              |                  |               |          |
|_________________|______________|__________________|_______________|__________|

 __________________________________________________________________________________________________________________________________
|AMORT                 |MTR              |MARGINS            |1ST RATE CAP   |PER RATE CAP |1ST RATE ADJ DT |MAXRATE               |
|----------------------|-----------------|-------------------|---------------|-------------|----------------|----------------------|
|2/28 LIBOR AR    74.47|Missing     24.78| Missing      24.78|  0.00    24.78|  0.00  24.78|      .    24.78| N/A             24.78|
|3/27 LIBOR AR     0.75| 13-24      74.47| 5.01-6.00     0.05|  3.00    75.22|  1.50  75.22|MAY2004     0.01|12.50-12.99%      1.28|
|FIXED BALLOON     0.15| 25-36       0.75| 6.01-6.50     0.13|               |             |JUN2004     0.02|13.00-13.49%      4.11|
|FIXED RATE       24.62|                 | 6.51-7.00    75.05|               |             |AUG2004     0.13|13.50-13.99%     13.37|
|                      |                 |                   |               |             |SEP2004     0.18|14.00-14.49%      9.12|
|                      |                 |                   |               |             |OCT2004     0.84|14.50-14.99%     17.55|
|                      |                 |                   |               |             |NOV2004     4.03|15.00-15.49%      9.90|
|                      |                 |                   |               |             |DEC2004    12.67|15.50-15.99%     10.93|
|                      |                 |                   |               |             |JAN2005    56.56|16.00-16.49%      4.07|
|                      |                 |                   |               |             |FEB2005     0.04|16.50-16.99%      2.65|
|                      |                 |                   |               |             |NOV2005     0.11|17.00-17.49%      0.51|
|                      |                 |                   |               |             |DEC2005     0.09|17.50-17.99%      0.99|
|                      |                 |                   |               |             |JAN2006     0.55|18.00-18.49%      0.36|
|                      |                 |                   |               |             |                |18.50-18.99%      0.26|
|                      |                 |                   |               |             |                |19.00-19.49%      0.10|
|                      |                 |                   |               |             |                |19.50-19.99%      0.01|
|                      |                 |                   |               |             |                |                      |
|______________________|_________________|___________________|_______________|_____________|________________|______________________|

Disclaimer:

Copyright 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[GOLDMAN SACHS                                      GSAMP 2003-FM1 AS OF FEB 28, 2003             12:27 WEDNESDAY, MARCH 5,2003   2
 LOGO]                                                   PORTFOLIO SUMMARY REPORT
                                                    PREPARED BY GOLDMAN, SACHS & CO.

_________________________________________________________________________________________________________________________________
PG    POOL CLASSIFICATION                   LOANS      PRINCIPAL BALANCE       CURR WAC      AM WAM        WAM           AGE
---------------------------------------------------------------------------------------------------------------------------------
0001  FHLMC                                 1,724        $297,917,098.22         7.611       355.17       355.35         2.46
0002  NON CONF                                527        $144,761,168.49         7.646       354.49       354.38         2.64
---------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                              2,251        $442,678,266.71
_________________________________________________________________________________________________________________________________



Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[GOLDMAN SACHS     PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                          MARCH 5, 2003  12:27  PAGE 0001
 LOGO]             ALL                   FHLMC

 __________________________________________________________________________________________________________________
| LOANS | PRINCIPAL BALANCE | CURR WAC | ORIG WAM |  AM WAM |     WAM |  PP WAM |  AGE  | 1ST CAP | PER CAP|MAXRATE|
|-------|-------------------|----------|----------|---------|---------|---------|-------|---------|--------|-------|
| 1,724 |   $297,917,098.22 |    7.611 |   357.80 |  355.17 |  355.35 |   21.92 |  2.46 |  2.550  |  1.275 | 14.794|
|_______|___________________|__________|__________|_________|_________|_________|_______|_________|________|_______|

TABLE (CONTINUED)
__________________________________
   MTR | MARGIN |  OLTV |   FICO| |
-------|--------|-------|---------|
  21.77|  6.989 | 80.41 |612.122| |
_______|________|_______|_________|


_________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE            |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-----------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        2.50| $25,000 - $50,000       0.08|121 - 180 MTHS       1.03|121 - 180 MTHS     1.03|121 - 180 MTHS     0.97|
| 6.00- 6.49%        7.19| $50,000 - $100,000      7.62|181 - 240 MTHS       0.28|181 - 240 MTHS     0.28|181 - 240 MTHS     0.28|
| 6.50- 6.99%       25.20| $100,000 - $150,000    18.52|301 - 360 MTHS      98.69|301 - 360 MTHS    98.69|241 - 300 MTHS     0.09|
| 7.00- 7.49%       11.20| $150,000 - $200,000    24.43|                         |                       |301 - 360 MTHS    98.66|
| 7.50- 7.99%       20.78| $200,000 - $250,000    23.04|                         |                       |                       |
| 8.00- 8.49%       11.37| $250,001 - $275,000     8.95|                         |                       |                       |
| 8.50- 8.99%       14.28| $275,001 - $350,000    15.80|                         |                       |                       |
| 9.00- 9.49%        5.13| $350,001 - $450,000     1.39|                         |                       |                       |
| 9.50- 9.99%        2.28| $450,001 - $550,000     0.17|                         |                       |                       |
|10.00-10.99%        0.08|                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|________________________|_____________________________|_________________________|_______________________|_______________________|


 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|CALIFORNIA   46.81|LOS ANGE   2.53|94509      0.63|SINGLE FAMILY            83.54|CASHOUT REFI        59.13| 0.01-50.00   1.58|
|FLORIDA      10.33|CORONA     1.68|92881      0.60|2-4 FAMILY                9.63|PURCHASE            36.74| 50.01-60.0   3.40|
|NEW YORK      6.52|CHICAGO    1.56|92557      0.56|CONDO                     6.54|RATE/TERM REFI       4.13| 60.01-70.0   7.06|
|ILLINOIS      4.39|MIAMI      1.55|94577      0.44|MANUFACTURED HOUSING      0.28|                         | 70.01-75.0   8.32|
|COLORADO      3.76|SAN JOSE   1.13|95376      0.39|                              |                         | 75.01-80.0  42.67|
|NEW JERSEY    2.98|RIVERSID   0.96|92057      0.37|                              |                         | 80.01-85.0   9.96|
|ARIZONA       2.32|BROOKLYN   0.94|06810      0.37|                              |                         | 85.01-90.0  22.41|
|MARYLAND      1.99|ANTIOCH    0.89|92530      0.37|                              |                         | 90.01-95.0   1.65|
|MASSACHUSET   1.81|LAS VEGA   0.86|94565      0.36|                              |                         | 97.01-100.   2.95|
|CONNECTICUT   1.70|MORENO V   0.86|90631      0.35|                              |                         |                  |
|*MORE*       17.39|*MORE*    87.02|*MORE*    95.56|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|


_____________________________________________________________________________________
|OCCUPANCY        |FICO          |DOC                   |PREPAY MONTHS  |LIEN        |
|-----------------|--------------|----------------------|---------------|------------|
|OWNER OCCU  90.96|MISSING   0.04|FULL             63.28|    0      4.32| 1    100.00|
|NON-OWNER    7.64|500-519   5.11|STATED           31.30|   12      1.36|            |
|SECOND HOM   1.40|520-539   6.34|EASY              5.42|   24     81.82|            |
|                 |540-559   6.79|                      |   30      0.35|            |
|                 |560-579  11.92|                      |   36     12.15|            |
|                 |580-619  23.97|                      |               |            |
|                 |620-649  21.43|                      |               |            |
|                 |650-699  18.27|                      |               |            |
|                 |700-749   4.10|                      |               |            |
|                 |750-799   1.99|                      |               |            |
|                 |800+      0.03|                      |               |            |
|                 |              |                      |               |            |
|_________________|______________|______________________|_______________|____________|


 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|2/28 LIBOR AR  84.30|MISSING   14.99| MISSING    14.99|  0.00  14.99|  0.00  14.99|      .    14.99| N/A           14.99|
|3/27 LIBOR AR   0.71| 13-24    84.30| 6.01-6.50   0.06|  3.00  85.01|  1.50  85.01|AUG2004     0.06|12.50-12.99%    1.29|
|FIXED BALLOON   0.06| 25-36     0.71| 6.51-7.00  84.95|             |             |SEP2004     0.05|13.00-13.49%    3.97|
|FIXED RATE     14.93|               |                 |             |             |OCT2004     0.95|13.50-13.99%   14.93|
|                    |               |                 |             |             |NOV2004     5.00|14.00-14.49%   10.90|
|                    |               |                 |             |             |DEC2004    14.40|14.50-14.99%   20.82|
|                    |               |                 |             |             |JAN2005    63.77|15.00-15.49%   11.33|
|                    |               |                 |             |             |FEB2005     0.06|15.50-15.99%   14.28|
|                    |               |                 |             |             |NOV2005     0.17|16.00-16.49%    5.13|
|                    |               |                 |             |             |DEC2005     0.13|16.50-16.99%    2.28|
|                    |               |                 |             |             |JAN2006     0.41|17.00-17.49%    0.08|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS     PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                          MARCH 5, 2003  12:27  PAGE 0002
 LOGO]             ALL                   NON CONF


 __________________________________________________________________________________________________________________
| LOANS | PRINCIPAL BALANCE | CURR WAC | ORIG WAM |  AM WAM |     WAM |  PP WAM |  AGE  | 1ST CAP | PER CAP|MAXRATE|
|-------|-------------------|----------|----------|---------|---------|---------|-------|---------|--------|-------|
|  527  |  $144,761,168.49  |   7.646  |  357.03  | 354.49  | 354.38  |  24.36  |  2.64 |  1.652  |  0.826 | 15.065|
|_______|___________________|__________|__________|_________|_________|_________|_______|_________|________|_______|

TABLE (CONTINUED)
__________________________________
   MTR | MARGIN |  OLTV |   FICO| |
-------|--------|-------|---------|
  21.84| 6.984  |  79.47|  621.830|
_______|________|_______|_________|


_________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE            |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-----------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        3.48| $25,000 - $50,000       0.24|121 - 180 MTHS       1.61|121 - 180 MTHS     1.61|121 - 180 MTHS     1.26|
| 6.00- 6.49%       10.92| $50,000 - $100,000      5.41|241 - 300 MTHS       0.12|241 - 300 MTHS     0.12|181 - 240 MTHS     0.14|
| 6.50- 6.99%       28.92| $100,000 - $150,000     5.53|301 - 360 MTHS      98.27|301 - 360 MTHS    98.27|241 - 300 MTHS     0.23|
| 7.00- 7.49%       11.13| $150,000 - $200,000     3.94|                         |                       |301 - 360 MTHS    98.37|
| 7.50- 7.99%       14.50| $200,000 - $250,000     4.20|                         |                       |                       |
| 8.00- 8.49%        9.36| $250,001 - $275,000     1.43|                         |                       |                       |
| 8.50- 8.99%        7.64| $275,001 - $350,000    18.25|                         |                       |                       |
| 9.00- 9.49%        2.74| $350,001 - $450,000    31.87|                         |                       |                       |
| 9.50- 9.99%        4.09| $450,001 - $550,000    18.11|                         |                       |                       |
|10.00-10.99%        4.94| $550,001 - $650,000     8.20|                         |                       |                       |
|11.00-12.49%        2.24| $650,001 - $750,000     2.82|                         |                       |                       |
|12.50-12.99%        0.04|                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|________________________|_____________________________|_________________________|_______________________|_______________________|


 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|CALIFORNIA   60.25|SAN JOSE   2.64|92677      1.29|SINGLE FAMILY            91.47|CASHOUT REFI        68.01| 0.01-50.00   2.51|
|FLORIDA       7.49|LOS ANGE   2.47|94513      1.29|CONDO                     4.22|PURCHASE            27.25| 50.01-60.0   4.34|
|NEW YORK      6.68|LONG BEA   1.68|94591      1.14|2-4 FAMILY                3.92|RATE/TERM REFI       4.74| 60.01-70.0  10.79|
|NEW JERSEY    4.38|BRENTWOO   1.29|90807      0.89|MANUFACTURED HOUSING      0.39|                         | 70.01-75.0  10.62|
|ILLINOIS      2.85|HUNTINGT   1.15|92656      0.86|                              |                         | 75.01-80.0  29.73|
|CONNECTICUT   2.23|SAN DIEG   1.15|90068      0.84|                              |                         | 80.01-85.0  12.64|
|MASSACHUSET   2.23|VALLEJO    1.14|92881      0.83|                              |                         | 85.01-90.0  24.94|
|COLORADO      1.99|CHICAGO    1.13|94550      0.81|                              |                         | 90.01-95.0   2.14|
|MARYLAND      1.50|ALISO VI   1.12|90275      0.77|                              |                         | 97.01-100.   2.28|
|VIRGINIA      1.40|LAGUNA N   1.02|90630      0.72|                              |                         |                  |
|*MORE*        9.01|*MORE*    85.22|*MORE*    90.57|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|


_____________________________________________________________________________________
|OCCUPANCY        |FICO          |DOC                   |PREPAY MONTHS  |LIEN        |
|-----------------|--------------|----------------------|---------------|------------|
|OWNER OCCU  94.83|MISSING   0.28|FULL             64.07|    0      4.26| 1    100.00|
|NON-OWNER    4.23|500-519   3.78|STATED           24.14|   12      5.44|            |
|SECOND HOM   0.94|520-539   6.10|EASY             11.79|   24     55.26|            |
|                 |540-559   6.73|                      |   30      0.32|            |
|                 |560-579   7.90|                      |   36     33.11|            |
|                 |580-619  22.94|                      |   60      1.62|            |
|                 |620-649  22.30|                      |               |            |
|                 |650-699  19.67|                      |               |            |
|                 |700-749   7.18|                      |               |            |
|                 |750-799   2.84|                      |               |            |
|                 |800+      0.27|                      |               |            |
|                 |              |                      |               |            |
|_________________|______________|______________________|_______________|____________|


 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|2/28 LIBOR AR  54.24|MISSING   44.92| MISSING    44.92|  0.00  44.92|  0.00  44.92|      .    44.92| N/A           44.92|
|3/27 LIBOR AR   0.83| 13-24    54.24| 5.01-6.00   0.14|  3.00  55.08|  1.50  55.08|MAY2004     0.04|12.50-12.99%    1.26|
|FIXED BALLOON   0.35| 25-36     0.83| 6.01-6.50   0.26|             |             |JUN2004     0.05|13.00-13.49%    4.39|
|FIXED RATE     44.58|               | 6.51-7.00  54.67|             |             |AUG2004     0.26|13.50-13.99%   10.15|
|                    |               |                 |             |             |SEP2004     0.45|14.00-14.49%    5.47|
|                    |               |                 |             |             |OCT2004     0.60|14.50-14.99%   10.81|
|                    |               |                 |             |             |NOV2004     2.03|15.00-15.49%    6.97|
|                    |               |                 |             |             |DEC2004     9.12|15.50-15.99%    4.04|
|                    |               |                 |             |             |JAN2005    41.71|16.00-16.49%    1.90|
|                    |               |                 |             |             |JAN2006     0.83|16.50-16.99%    3.39|
|                    |               |                 |             |             |                |17.00-17.49%    1.40|
|                    |               |                 |             |             |                |17.50-17.99%    3.04|
|                    |               |                 |             |             |                |18.00-18.49%    1.10|
|                    |               |                 |             |             |                |18.50-18.99%    0.79|
|                    |               |                 |             |             |                |19.00-19.49%    0.31|
|                    |               |                 |             |             |                |19.50-19.99%    0.04|
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS                                     GSAMP 2003-FM1 AS OF FEB 28, 2003             12:27 WEDNESDAY, MARCH 5, 2003   1
 LOGO]                                                 PORTFOLIO SUMMARY REPORT
                                                   PREPARED BY GOLDMAN, SACHS & CO.


_________________________________________________________________________________________________________________________________
PG    POOL CLASSIFICATION                   LOANS      PRINCIPAL BALANCE       CURR WAC      AM WAM        WAM           AGE
---------------------------------------------------------------------------------------------------------------------------------
0001  ARMS                                 1,793        $332,988,326.70         7.858       357.39       357.67         2.33
0002  FIXED RATE                             458        $109,689,940.01         6.907       347.51       347.04         3.08
---------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                             2,251        $442,678,266.71
_________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[GOLDMAN SACHS    PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                           MARCH 5, 2003  12:27  PAGE 0001
 LOGO]            ALL                   ARMS

 __________________________________________________________________________________________________________________
| LOANS | PRINCIPAL BALANCE | CURR WAC | ORIG WAM |  AM WAM |     WAM |  PP WAM |  AGE  | 1ST CAP | PER CAP|MAXRATE|
|-------|-------------------|----------|----------|---------|---------|---------|-------|---------|--------|-------|
| 1,793 |  $332,988,326.70  |   7.858  |  360.00  | 357.39  | 357.67  |  20.61  |  2.33 |  3.000  |  1.500 | 14.859|
|_______|___________________|__________|__________|_________|_________|_________|_______|_________|________|_______|

TABLE (CONTINUED)
__________________________________
   MTR | MARGIN |  OLTV |   FICO| |
-------|--------|-------|---------|
  21.79| 6.987  | 80.72 | 602.758 |
_______|________|_______|_________|


_________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE            |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-----------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        1.70| $25,000 - $50,000       0.15|301 - 360 MTHS     100.00|301 - 360 MTHS   100.00|241 - 300 MTHS     0.13|
| 6.00- 6.49%        5.51| $50,000 - $100,000      7.90|                         |                       |301 - 360 MTHS    99.87|
| 6.50- 6.99%       17.72| $100,000 - $150,000    16.42|                         |                       |                       |
| 7.00- 7.49%       12.13| $150,000 - $200,000    19.12|                         |                       |                       |
| 7.50- 7.99%       23.29| $200,000 - $250,000    17.34|                         |                       |                       |
| 8.00- 8.49%       13.21| $250,001 - $275,000     6.36|                         |                       |                       |
| 8.50- 8.99%       14.53| $275,001 - $350,000    15.66|                         |                       |                       |
| 9.00- 9.49%        5.41| $350,001 - $450,000    10.15|                         |                       |                       |
| 9.50- 9.99%        3.52| $450,001 - $550,000     5.11|                         |                       |                       |
|10.00-10.99%        2.00| $550,001 - $650,000     1.59|                         |                       |                       |
|11.00-12.49%        0.96| $650,001 - $750,000     0.20|                         |                       |                       |
|12.50-12.99%        0.02|                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|________________________|_____________________________|_________________________|_______________________|_______________________|


 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|CALIFORNIA   46.19|LOS ANGE   2.16|94513      0.74|SINGLE FAMILY            84.72|CASHOUT REFI        56.03| 0.01-50.00   1.35|
|FLORIDA      10.46|CHICAGO    1.61|92881      0.73|2-4 FAMILY                8.25|PURCHASE            40.21| 50.01-60.0   3.09|
|NEW YORK      6.10|MIAMI      1.52|95127      0.49|CONDO                     6.70|RATE/TERM REFI       3.76| 60.01-70.0   7.52|
|ILLINOIS      4.61|CORONA     1.48|92656      0.48|MANUFACTURED HOUSING      0.33|                         | 70.01-75.0   8.59|
|NEW JERSEY    4.07|SAN JOSE   1.37|94591      0.47|                              |                         | 75.01-80.0  41.20|
|COLORADO      3.25|SACRAMEN   1.02|94509      0.42|                              |                         | 80.01-85.0  10.26|
|CONNECTICUT   2.29|LONG BEA   0.91|95630      0.37|                              |                         | 85.01-90.0  23.30|
|ARIZONA       2.10|BRENTWOO   0.87|91730      0.36|                              |                         | 90.01-95.0   1.59|
|MASSACHUSET   1.99|SAN DIEG   0.87|93955      0.36|                              |                         | 97.01-100.   3.10|
|MARYLAND      1.94|SAN FRAN   0.82|92677      0.35|                              |                         |                  |
|*MORE*       17.01|*MORE*    87.37|*MORE*    95.23|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|


_____________________________________________________________________________________
|OCCUPANCY        |FICO          |DOC                   |PREPAY MONTHS  |LIEN        |
|-----------------|--------------|----------------------|---------------|------------|
|OWNER OCCU  91.85|MISSING   0.16|FULL             60.47|    0      5.12| 1    100.00|
|NON-OWNER    6.79|500-519   6.08|STATED           32.24|   12      3.09|            |
|SECOND HOM   1.36|520-539   7.99|EASY              7.29|   24     89.03|            |
|                 |540-559   8.51|                      |   30      0.45|            |
|                 |560-579  13.23|                      |   36      1.78|            |
|                 |580-619  25.89|                      |   60      0.53|            |
|                 |620-649  19.16|                      |               |            |
|                 |650-699  14.67|                      |               |            |
|                 |700-749   2.81|                      |               |            |
|                 |750-799   1.36|                      |               |            |
|                 |800+      0.14|                      |               |            |
|                 |              |                      |               |            |
|_________________|______________|______________________|_______________|____________|


 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|2/28 LIBOR AR  99.00| 13-24    99.00| 5.01-6.00   0.06|  3.00 100.00|  1.50 100.00|MAY2004     0.02|12.50-12.99%    1.70|
|3/27 LIBOR AR   1.00| 25-36     1.00| 6.01-6.50   0.17|             |             |JUN2004     0.02|13.00-13.49%    5.46|
|                    |               | 6.51-7.00  99.77|             |             |AUG2004     0.17|13.50-13.99%   17.77|
|                    |               |                 |             |             |SEP2004     0.24|14.00-14.49%   12.13|
|                    |               |                 |             |             |OCT2004     1.11|14.50-14.99%   23.33|
|                    |               |                 |             |             |NOV2004     5.36|15.00-15.49%   13.17|
|                    |               |                 |             |             |DEC2004    16.84|15.50-15.99%   14.53|
|                    |               |                 |             |             |JAN2005    75.19|16.00-16.49%    5.41|
|                    |               |                 |             |             |FEB2005     0.05|16.50-16.99%    3.52|
|                    |               |                 |             |             |NOV2005     0.15|17.00-17.49%    0.68|
|                    |               |                 |             |             |DEC2005     0.12|17.50-17.99%    1.32|
|                    |               |                 |             |             |JAN2006     0.73|18.00-18.49%    0.48|
|                    |               |                 |             |             |                |18.50-18.99%    0.35|
|                    |               |                 |             |             |                |19.00-19.49%    0.14|
|                    |               |                 |             |             |                |19.50-19.99%    0.02|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS    PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                           MARCH 5, 2003  12:27  PAGE 0002
 LOGO]            ALL                   FIXED RATE

 __________________________________________________________________________________________________________________
| LOANS | PRINCIPAL BALANCE | CURR WAC | ORIG WAM |  AM WAM |     WAM |  PP WAM |  AGE  | 1ST CAP | PER CAP|MAXRATE|
|-------|-------------------|----------|----------|---------|---------|---------|-------|---------|--------|-------|
|  458  |  $109,689,940.01  |   6.907  |  350.12  | 347.51  | 347.04  |  29.11  |  3.08 |  0.000  |  0.000 |   .   |
|_______|___________________|__________|__________|_________|_________|_________|_______|_________|________|_______|

TABLE (CONTINUED)
__________________________________
  MTR  | MARGIN |  OLTV |   FICO| |
-------|--------|-------|---------|
   .   |   .    |  78.22| 653.280 |
_______|________|_______|_________|


_________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE            |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-----------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        6.20| $25,000 - $50,000       0.09|121 - 180 MTHS       4.92|121 - 180 MTHS     4.92|121 - 180 MTHS     4.29|
| 6.00- 6.49%       17.19| $50,000 - $100,000      3.85|181 - 240 MTHS       0.77|181 - 240 MTHS     0.77|181 - 240 MTHS     0.96|
| 6.50- 6.99%       52.83| $100,000 - $150,000     7.76|241 - 300 MTHS       0.16|241 - 300 MTHS     0.16|241 - 300 MTHS     0.16|
| 7.00- 7.49%        8.27| $150,000 - $200,000    13.51|301 - 360 MTHS      94.14|301 - 360 MTHS    94.14|301 - 360 MTHS    94.58|
| 7.50- 7.99%        4.87| $200,000 - $250,000    15.49|                         |                       |                       |
| 8.00- 8.49%        3.15| $250,001 - $275,000     6.89|                         |                       |                       |
| 8.50- 8.99%        4.75| $275,001 - $350,000    19.44|                         |                       |                       |
| 9.00- 9.49%        1.11| $350,001 - $450,000    15.00|                         |                       |                       |
| 9.50- 9.99%        0.92| $450,001 - $550,000     8.85|                         |                       |                       |
|10.00-10.99%        0.66| $550,001 - $650,000     5.99|                         |                       |                       |
|11.00-12.49%        0.05| $650,001 - $750,000     3.13|                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|                        |                             |                         |                       |                       |
|________________________|_____________________________|_________________________|_______________________|_______________________|


 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|CALIFORNIA   66.43|LOS ANGE   3.57|90068      1.22|SINGLE FAMILY            90.44|CASHOUT REFI        80.27| 0.01-50.00   3.51|
|NEW YORK      8.01|SAN JOSE   2.40|92677      1.05|2-4 FAMILY                6.30|PURCHASE            13.69| 50.01-60.0   5.58|
|FLORIDA       6.18|ANAHEIM    1.68|92557      0.90|CONDO                     2.99|RATE/TERM REFI       6.04| 60.01-70.0  10.60|
|COLORADO      2.98|LONG BEA   1.54|10541      0.80|MANUFACTURED HOUSING      0.26|                         | 70.01-75.0  10.54|
|MASSACHUSET   1.82|RIVERSID   1.25|92649      0.79|                              |                         | 75.01-80.0  30.05|
|ILLINOIS      1.68|HUNTINGT   1.22|92782      0.78|                              |                         | 80.01-85.0  12.58|
|NEW JERSEY    1.52|CORONA     1.16|91326      0.77|                              |                         | 85.01-90.0  23.05|
|MARYLAND      1.51|MORENO V   1.16|95006      0.77|                              |                         | 90.01-95.0   2.48|
|WASHINGTON    1.32|TUSTIN     1.11|92688      0.77|                              |                         | 97.01-100.   1.61|
|ARIZONA       1.10|YORBA LI   1.07|94509      0.75|                              |                         |                  |
|*MORE*        7.44|*MORE*    83.84|*MORE*    91.41|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|


_____________________________________________________________________________________
|OCCUPANCY        |FICO          |DOC                   |PREPAY MONTHS  |LIEN        |
|-----------------|--------------|----------------------|---------------|------------|
|OWNER OCCU  93.39|500-519   0.42|FULL             72.86|    0      1.81| 1    100.00|
|NON-OWNER    5.71|520-539   1.02|STATED           18.99|   12      1.48|            |
|SECOND HOM   0.91|540-559   1.49|EASY              8.16|   24     24.88|            |
|                 |560-579   2.62|                      |   36     71.30|            |
|                 |580-619  16.80|                      |   60      0.53|            |
|                 |620-649  29.46|                      |               |            |
|                 |650-699  31.05|                      |               |            |
|                 |700-749  12.10|                      |               |            |
|                 |750-799   5.03|                      |               |            |
|                 |              |                      |               |            |
|                 |              |                      |               |            |
|                 |              |                      |               |            |
|_________________|______________|______________________|_______________|____________|


 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|FIXED BALLOON   0.63|MISSING  100.00| MISSING   100.00|  0.00 100.00|  0.00 100.00| .        100.00| N/A          100.00|
|FIXED RATE     99.37|               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN
 SACHS
 LOGO]

                                                  GSAMP 2003-FM1 AS OF FEB 28, 2003               12:27 WEDNESDAY, MARCH 5, 2003   1
                                                      PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & Co.

____________________________________________________________________________________________________________________________________
PG   POOL CLASSIFICATION                                               LOANS  PRINCIPAL BALANCE  CURR WAC   AM WAM      WAM      AGE
------------------------------------------------------------------------------------------------------------------------------------
0001 FHLMC     , ARMS                                                  1,504    $253,260,555.85     7.794   357.40   357.67     2.33
0002 FHLMC     , FIXED RATE                                              220     $44,656,542.37     6.577   342.48   342.19     3.17
0003 NON CONF  , ARMS                                                    289     $79,727,770.85     8.065   357.37   357.66     2.34
0004 NON CONF  , FIXED RATE                                              238     $65,033,397.64     7.134   350.97   350.37     3.01
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                         2,251    $442,678,266.71
____________________________________________________________________________________________________________________________________

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                                   MARCH 5, 2003  12:27  PAGE 0001
 SACHS     ALL                   FHLMC
 LOGO]       ALL                   ARMS

 __________________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|    WAM| PP WAM|  AGE|1ST CAP|PER CAP|MAXRATE|   MTR|MARGIN|   OLTV|   FICO|
|------|------------------|---------|---------|--------|-------|-------|-----|-------|-------|-------|------|------|-------|-------|
| 1,504|   $253,260,555.85|    7.794|   360.00|  357.40| 357.67|  20.62| 2.33|  3.000|  1.500| 14.794| 21.77| 6.989|  81.05|604.103|
|______|__________________|_________|_________|________|_______|_______|_____|_______|_______|_______|______|______|_______|_______|

 __________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE              |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-------------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        1.52| $25,000 - $50,000         0.10|301 - 360 Mths     100.00|301 - 360 Mths   100.00|241 - 300 Mths     0.11|
| 6.00- 6.49%        4.74| $50,000 - $100,000        8.51|                         |                       |301 - 360 Mths    99.89|
| 6.50- 6.99%       17.49| $100,000 - $150,000      20.02|                         |                       |                       |
| 7.00- 7.49%       12.82| $150,000 - $200,000      24.45|                         |                       |                       |
| 7.50- 7.99%       24.44| $200,000 - $250,000      22.11|                         |                       |                       |
| 8.00- 8.49%       13.38| $250,001 - $275,000       8.05|                         |                       |                       |
| 8.50- 8.99%       16.80| $275,001 - $350,000      14.92|                         |                       |                       |
| 9.00- 9.49%        6.03| $350,001 - $450,000       1.63|                         |                       |                       |
| 9.50- 9.99%        2.68| $450,001 - $550,000       0.20|                         |                       |                       |
|10.00-10.99%        0.10|                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|________________________|_______________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|California   43.08|LOS ANGE   2.37|92881      0.61|SINGLE FAMILY            82.36|CASHOUT REFI        54.78| 0.01-50.00   1.08|
|Florida      11.59|MIAMI      1.83|94509      0.56|2-4 FAMILY               10.35|PURCHASE            41.76| 50.01-60.0   2.74|
|New York      6.13|CHICAGO    1.81|06810      0.43|CONDO                     6.95|RATE/TERM REFI       3.46| 60.01-70.0   6.65|
|Illinois      5.07|CORONA     1.61|92530      0.43|MANUFACTURED HOUSING      0.33|                         | 70.01-75.0   8.03|
|Colorado      3.58|SAN JOSE   1.11|94577      0.40|                              |                         | 75.01-80.0  44.21|
|New Jersey    3.35|BROOKLYN   0.99|96753      0.39|                              |                         | 80.01-85.0   9.60|
|Arizona       2.56|TAMPA      0.95|92057      0.39|                              |                         | 85.01-90.0  22.35|
|Massachuset   1.94|SACRAMEN   0.91|90043      0.37|                              |                         | 90.01-95.0   1.94|
|Connecticut   1.94|SAN DIEG   0.85|10701      0.36|                              |                         | 97.01-100.   3.39|
|Maryland      1.93|LAS VEGA   0.82|94565      0.36|                              |                         |                  |
|*More*       18.82|*More*    86.77|*More*    95.70|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 ______________________________________________________________________________
|OCCUPANCY        |FICO          |DOC               |PREPAY MONTHS  |LIEN      |
|-----------------|--------------|------------------|---------------|----------|
|OWNER OCCU  90.51|Missing   0.05|Full         61.51|    0      5.01| 1  100.00|
|NON-OWNER    8.04|500-519   6.01|Stated       33.27|   12      1.38|          |
|SECOND HOM   1.45|520-539   7.36|Easy          5.23|   24     91.64|          |
|                 |540-559   7.72|                  |   30      0.41|          |
|                 |560-579  13.64|                  |   36      1.57|          |
|                 |580-619  25.74|                  |               |          |
|                 |620-649  19.83|                  |               |          |
|                 |650-699  15.39|                  |               |          |
|                 |700-749   2.80|                  |               |          |
|                 |750-799   1.43|                  |               |          |
|                 |800+      0.04|                  |               |          |
|                 |              |                  |               |          |
|_________________|______________|__________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|2/28 LIBOR AR  99.16| 13-24    99.16| 6.01-6.50   0.07|  3.00 100.00|  1.50 100.00|AUG2004     0.07|12.50-12.99%    1.52|
|3/27 LIBOR AR   0.84| 25-36     0.84| 6.51-7.00  99.93|             |             |SEP2004     0.06|13.00-13.49%    4.67|
|                    |               |                 |             |             |OCT2004     1.12|13.50-13.99%   17.56|
|                    |               |                 |             |             |NOV2004     5.88|14.00-14.49%   12.82|
|                    |               |                 |             |             |DEC2004    16.94|14.50-14.99%   24.49|
|                    |               |                 |             |             |JAN2005    75.02|15.00-15.49%   13.33|
|                    |               |                 |             |             |FEB2005     0.07|15.50-15.99%   16.80|
|                    |               |                 |             |             |NOV2005     0.20|16.00-16.49%    6.03|
|                    |               |                 |             |             |DEC2005     0.16|16.50-16.99%    2.68|
|                    |               |                 |             |             |JAN2006     0.48|17.00-17.49%    0.10|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                                   MARCH 5, 2003  12:27  PAGE 0002
 SACHS     ALL                   FHLMC
 LOGO]       ALL                   FIXED RATE

 __________________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM| AM WAM|    WAM|  PP WAM|  AGE|1ST CAP|PER CAP|MAXRATE|    MTR|MARGIN|  OLTV|   FICO|
|------|------------------|---------|---------|-------|-------|--------|-----|-------|-------|-------|-------|------|------|-------|
|   220|    $44,656,542.37|    6.577|   345.36| 342.48| 342.19|   29.25| 3.17|  0.000|  0.000|   .   |    .  |  .   | 76.77|657.581|
|______|__________________|_________|_________|_______|_______|________|_____|_______|_______|_______|_______|______|______|_______|

 __________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE              |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-------------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        8.05| $50,000 - $100,000        2.53|121 - 180 Mths       6.87|121 - 180 Mths     6.87|121 - 180 Mths     6.45|
| 6.00- 6.49%       21.05| $100,000 - $150,000      10.03|181 - 240 Mths       1.90|181 - 240 Mths     1.90|181 - 240 Mths     1.90|
| 6.50- 6.99%       68.93| $150,000 - $200,000      24.28|301 - 360 Mths      91.23|301 - 360 Mths    91.23|301 - 360 Mths    91.65|
| 7.00- 7.49%        1.97| $200,000 - $250,000      28.32|                         |                       |                       |
|                        | $250,001 - $275,000      14.05|                         |                       |                       |
|                        | $275,001 - $350,000      20.78|                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|________________________|_______________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|California   67.97|LOS ANGE   3.43|92688      1.88|SINGLE FAMILY            90.25|CASHOUT REFI        83.81| 0.01-50.00   4.40|
|New York      8.74|ANAHEIM    2.25|92557      1.77|2-4 FAMILY                5.53|PURCHASE             8.26| 50.01-60.0   7.13|
|Colorado      4.75|DENVER     2.25|92707      1.54|CONDO                     4.22|RATE/TERM REFI       7.93| 60.01-70.0   9.43|
|Florida       3.17|SANTA AN   2.25|92805      1.40|                              |                         | 70.01-75.0   9.92|
|Maryland      2.34|CORONA     2.13|91744      1.27|                              |                         | 75.01-80.0  33.94|
|Washington    1.77|MORENO V   2.06|91784      1.25|                              |                         | 80.01-85.0  11.98|
|Virginia      1.45|RIVERSID   1.78|92843      1.21|                              |                         | 85.01-90.0  22.74|
|Nevada        1.43|GARDEN G   1.72|90019      1.16|                              |                         | 97.01-100.   0.45|
|Pennsylvani   1.22|ANTIOCH    1.58|10466      1.10|                              |                         |                  |
|Massachuset   1.07|SAN JOSE   1.28|92508      1.03|                              |                         |                  |
|*More*        6.09|*More*    79.28|*More*    86.39|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 ______________________________________________________________________________
|OCCUPANCY        |FICO          |DOC               |PREPAY MONTHS  |LIEN      |
|-----------------|--------------|------------------|---------------|----------|
|OWNER OCCU  93.53|520-539   0.56|Full         73.33|    0      0.46| 1  100.00|
|NON-OWNER    5.35|540-559   1.54|Stated       20.14|   12      1.21|          |
|SECOND HOM   1.12|560-579   2.16|Easy          6.52|   24     26.14|          |
|                 |580-619  13.96|                  |   36     72.20|          |
|                 |620-649  30.51|                  |               |          |
|                 |650-699  34.59|                  |               |          |
|                 |700-749  11.51|                  |               |          |
|                 |750-799   5.18|                  |               |          |
|                 |              |                  |               |          |
|                 |              |                  |               |          |
|                 |              |                  |               |          |
|                 |              |                  |               |          |
|_________________|______________|__________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|FIXED BALLOON   0.41|Missing  100.00| Missing   100.00|  0.00 100.00|  0.00 100.00|      .   100.00| N/A          100.00|
|FIXED RATE     99.59|               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                                   MARCH 5, 2003  12:27  PAGE 0003
 SACHS     ALL                   NON CONF
 LOGO]       ALL                   ARMS

 __________________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM| AM WAM|    WAM| PP WAM|  AGE|1ST CAP|PER CAP|MAXRATE|    MTR|MARGIN|   OLTV|   FICO|
|------|------------------|---------|---------|-------|-------|-------|-----|-------|-------|-------|-------|------|-------|-------|
|   289|    $79,727,770.85|    8.065|   360.00| 357.37| 357.66|  20.56| 2.34|  3.000|  1.500| 15.065|  21.84| 6.984|  79.68|598.467|
|______|__________________|_________|_________|_______|_______|_______|_____|_______|_______|_______|_______|______|_______|_______|

 __________________________________________________________________________________________________________________________________
|CURRENT RATE            |PRINCIPAL BALANCE              |ORIG TERM                |1 REM TERM             |AM WAM                 |
|------------------------|-------------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%        2.29| $25,000 - $50,000         0.31|301 - 360 Mths     100.00|301 - 360 Mths   100.00|241 - 300 Mths     0.19|
| 6.00- 6.49%        7.97| $50,000 - $100,000        5.94|                         |                       |301 - 360 Mths    99.81|
| 6.50- 6.99%       18.43| $100,000 - $150,000       4.99|                         |                       |                       |
| 7.00- 7.49%        9.92| $150,000 - $200,000       2.17|                         |                       |                       |
| 7.50- 7.99%       19.63| $200,000 - $250,000       2.18|                         |                       |                       |
| 8.00- 8.49%       12.66| $250,001 - $275,000       0.98|                         |                       |                       |
| 8.50- 8.99%        7.33| $275,001 - $350,000      18.03|                         |                       |                       |
| 9.00- 9.49%        3.46| $350,001 - $450,000      37.22|                         |                       |                       |
| 9.50- 9.99%        6.16| $450,001 - $550,000      20.70|                         |                       |                       |
|10.00-10.99%        8.06| $550,001 - $650,000       6.65|                         |                       |                       |
|11.00-12.49%        4.00| $650,001 - $750,000       0.82|                         |                       |                       |
|12.50-12.99%        0.08|                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|                        |                               |                         |                       |                       |
|________________________|_______________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|California   56.06|BRENTWOO   2.34|94513      2.34|SINGLE FAMILY            92.21|CASHOUT REFI        59.99| 0.01-50.00   2.20|
|Florida       6.87|SAN JOSE   2.21|94591      1.64|CONDO                     5.90|PURCHASE            35.28| 50.01-60.0   4.19|
|New Jersey    6.34|ALISO VI   2.03|92656      1.56|2-4 FAMILY                1.55|RATE/TERM REFI       4.74| 60.01-70.0  10.28|
|New York      6.01|SAN FRAN   1.73|95127      1.28|MANUFACTURED HOUSING      0.35|                         | 70.01-75.0  10.35|
|Connecticut   3.43|VALLEJO    1.64|90807      1.19|                              |                         | 75.01-80.0  31.65|
|Illinois      3.14|LOS ANGE   1.48|94538      1.19|                              |                         | 80.01-85.0  12.36|
|Colorado      2.18|SACRAMEN   1.36|94510      1.16|                              |                         | 85.01-90.0  26.32|
|Massachuset   2.14|WALNUT C   1.34|91901      1.15|                              |                         | 90.01-95.0   0.48|
|Virginia      2.13|LONG BEA   1.19|06762      1.11|                              |                         | 97.01-100.   2.18|
|Maryland      1.96|FREMONT    1.19|92881      1.10|                              |                         |                  |
|*More*        9.74|*More*    83.51|*More*    86.28|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 ______________________________________________________________________________
|OCCUPANCY        |FICO          |DOC               |PREPAY MONTHS  |LIEN      |
|-----------------|--------------|------------------|---------------|----------|
|OWNER OCCU  96.09|Missing   0.51|Full         57.17|    0      5.49| 1  100.00|
|NON-OWNER    2.82|500-519   6.29|Stated       29.00|   12      8.52|          |
|SECOND HOM   1.09|520-539   9.99|Easy         13.84|   24     80.74|          |
|                 |540-559  11.02|                  |   30      0.58|          |
|                 |560-579  11.95|                  |   36      2.46|          |
|                 |580-619  26.36|                  |   60      2.21|          |
|                 |620-649  17.05|                  |               |          |
|                 |650-699  12.38|                  |               |          |
|                 |700-749   2.84|                  |               |          |
|                 |750-799   1.14|                  |               |          |
|                 |800+      0.49|                  |               |          |
|                 |              |                  |               |          |
|_________________|______________|__________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|2/28 LIBOR AR  98.49| 13-24    98.49| 5.01-6.00   0.25|  3.00 100.00|  1.50 100.00|MAY2004     0.07|12.50-12.99%    2.29|
|3/27 LIBOR AR   1.51| 25-36     1.51| 6.01-6.50   0.48|             |             |JUN2004     0.09|13.00-13.49%    7.97|
|                    |               | 6.51-7.00  99.27|             |             |AUG2004     0.47|13.50-13.99%   18.43|
|                    |               |                 |             |             |SEP2004     0.81|14.00-14.49%    9.92|
|                    |               |                 |             |             |OCT2004     1.09|14.50-14.99%   19.63|
|                    |               |                 |             |             |NOV2004     3.68|15.00-15.49%   12.66|
|                    |               |                 |             |             |DEC2004    16.55|15.50-15.99%    7.33|
|                    |               |                 |             |             |JAN2005    75.73|16.00-16.49%    3.46|
|                    |               |                 |             |             |JAN2006     1.51|16.50-16.99%    6.16|
|                    |               |                 |             |             |                |17.00-17.49%    2.54|
|                    |               |                 |             |             |                |17.50-17.99%    5.52|
|                    |               |                 |             |             |                |18.00-18.49%    2.00|
|                    |               |                 |             |             |                |18.50-18.99%    1.44|
|                    |               |                 |             |             |                |19.00-19.49%    0.56|
|                    |               |                 |             |             |                |19.50-19.99%    0.08|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              GSAMP 2003-FM1 AS OF FEB 28, 2003                                   MARCH 5, 2003  12:27  PAGE 0004
 SACHS     ALL                   NON CONF
 LOGO]       ALL                   FIXED RATE

 __________________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM| AM WAM|    WAM| PP WAM|  AGE|1ST CAP|PER CAP|MAXRATE|    MTR|MARGIN|   OLTV|   FICO|
|------|------------------|---------|---------|-------|-------|-------|-----|-------|-------|-------|-------|------|-------|-------|
|   238|    $65,033,397.64|    7.134|   353.38| 350.97| 350.37|  29.01| 3.01|  0.000|  0.000|   .   |    .  |  .   |  79.21|650.326|
|______|__________________|_________|_________|_______|_______|_______|_____|_______|_______|_______|_______|______|_______|_______|

 __________________________________________________________________________________________________________________________________
|CURRENT RATE          |PRINCIPAL BALANCE                |ORIG TERM                |1 REM TERM             |AM WAM                 |
|----------------------|---------------------------------|-------------------------|-----------------------|-----------------------|
| 5.50- 5.99%      4.93| $25,000 - $50,000           0.15|121 - 180 Mths       3.58|121 - 180 Mths     3.58|121 - 180 Mths     2.81|
| 6.00- 6.49%     14.53| $50,000 - $100,000          4.76|241 - 300 Mths       0.28|241 - 300 Mths     0.28|181 - 240 Mths     0.31|
| 6.50- 6.99%     41.78| $100,000 - $150,000         6.20|301 - 360 Mths      96.14|301 - 360 Mths    96.14|241 - 300 Mths     0.28|
| 7.00- 7.49%     12.61| $150,000 - $200,000         6.11|                         |                       |301 - 360 Mths    96.60|
| 7.50- 7.99%      8.21| $200,000 - $250,000         6.67|                         |                       |                       |
| 8.00- 8.49%      5.31| $250,001 - $275,000         1.97|                         |                       |                       |
| 8.50- 8.99%      8.01| $275,001 - $350,000        18.52|                         |                       |                       |
| 9.00- 9.49%      1.87| $350,001 - $450,000        25.30|                         |                       |                       |
| 9.50- 9.99%      1.56| $450,001 - $550,000        14.93|                         |                       |                       |
|10.00-10.99%      1.11| $550,001 - $650,000        10.11|                         |                       |                       |
|11.00-12.49%      0.08| $650,001 - $750,000         5.27|                         |                       |                       |
|                      |                                 |                         |                       |                       |
|                      |                                 |                         |                       |                       |
|                      |                                 |                         |                       |                       |
|______________________|_________________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |OLTV              |
|------------------|---------------|---------------|------------------------------|-------------------------|------------------|
|California   65.37|LOS ANGE   3.67|90068      1.87|SINGLE FAMILY            90.58|CASHOUT REFI        77.84| 0.01-50.00   2.90|
|Florida       8.25|SAN JOSE   3.17|92677      1.78|2-4 FAMILY                6.83|PURCHASE            17.42| 50.01-60.0   4.51|
|New York      7.50|LONG BEA   2.28|10541      1.35|CONDO                     2.15|RATE/TERM REFI       4.74| 60.01-70.0  11.41|
|Illinois      2.49|HUNTINGT   2.05|92649      1.33|MANUFACTURED HOUSING      0.44|                         | 70.01-75.0  10.96|
|Massachuset   2.34|YORBA LI   1.81|91326      1.29|                              |                         | 75.01-80.0  27.38|
|New Jersey    1.97|TUSTIN     1.58|95006      1.29|                              |                         | 80.01-85.0  13.00|
|Colorado      1.77|REDWOOD    1.52|90814      1.22|                              |                         | 85.01-90.0  23.25|
|Michigan      1.26|SAN DIEG   1.38|92887      1.15|                              |                         | 90.01-95.0   4.19|
|Arizona       1.17|MAHOPAC    1.35|92625      1.13|                              |                         | 97.01-100.   2.40|
|Washington    1.02|CHICAGO    1.31|94941      1.07|                              |                         |                  |
|*More*        6.86|*More*    79.88|*More*    86.51|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 ______________________________________________________________________________
|OCCUPANCY        |FICO          |DOC               |PREPAY MONTHS  |LIEN      |
|-----------------|--------------|------------------|---------------|----------|
|OWNER OCCU  93.29|500-519   0.71|Full         72.53|    0      2.75| 1  100.00|
|NON-OWNER    5.95|520-539   1.33|Stated       18.20|   12      1.66|          |
|SECOND HOM   0.76|540-559   1.46|Easy          9.28|   24     24.02|          |
|                 |560-579   2.94|                  |   36     70.68|          |
|                 |580-619  18.76|                  |   60      0.89|          |
|                 |620-649  28.74|                  |               |          |
|                 |650-699  28.62|                  |               |          |
|                 |700-749  12.51|                  |               |          |
|                 |750-799   4.93|                  |               |          |
|                 |              |                  |               |          |
|                 |              |                  |               |          |
|                 |              |                  |               |          |
|_________________|______________|__________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|--------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|FIXED BALLOON   0.77|Missing  100.00| Missing   100.00|  0.00 100.00|  0.00 100.00|      .   100.00| N/A          100.00|
|FIXED RATE     99.23|               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|

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securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.